RYDEX SERIES FUNDS

FLEXIBLE STRATEGIES FUND

Supplement dated January 28, 2013 to the Summary Prospectus, the A-Class, C-Class and Institutional Class Shares Prospectus and the Advisor Class, Investor Class and H-Class Shares Prospectus (together, the “Statutory Prospectuses”), and the Statement of Additional Information (“SAI”) for the Flexible Strategies Fund (the “Fund”) dated August 1, 2012, each as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectuses and SAI.

At a special meeting held on January 17, 2013, the Fund’s shareholders approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Fund by the Macro Opportunities Fund (the “Acquiring Fund”), a series of Security Income Fund, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”).

As of January 21, 2013, the Reorganization is complete and the Fund is closed and will be liquidated. All references to the Fund in the Summary Prospectus, Statutory Prospectuses and SAI are hereby deleted.

Investors should retain this supplement for future reference.